UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 30, 2009

Commission File No. 001-10403

TEPPCO Partners, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	76-0291058
(State or other jurisdiction	(I.R.S. Employer
of incorporation)	Identification Number)

1100 Louisiana Street, Suite 1600
Houston, Texas 77002
(Address of principal executive offices, including zip code)

(713) 381-3636
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 30, 2009, EPCO Inc. (“EPCO”), Enterprise GP Holdings L.P. (“EPE”), EPE Holdings, LLC (“EPE GP”), Enterprise Products Partners L.P. (“EPD”), Enterprise Products Operating LLC, (“EPOLLC”), Enterprise Products GP, LLC (“EPD GP”), Enterprise Products OLPGP, Inc. (“EPD OLPGP”), DEP Holdings, LLC (“DEP Holdings”), Duncan Energy Partners L.P. (“DEP”), DEP Operating Partnership, L.P. (“DEP Operating Partnership” and together with DEP Holdings and DEP, the “DEP Partnership Entities”), TEPPCO Partners, L.P. (the “Partnership”), Texas Eastern Products Pipeline Company, LLC (“TPP GP”), TE Products Pipeline Company, LLC, TEPPCO Midstream Companies, LLC, TCTM, L.P. and TEPPCO GP, Inc. (such latter four parties, together with TPP GP, TEPPCO, the DEP Partnership Entities, EPD OLPGP, EPD GP, EPOLLC, EPD, EPE GP and EPE, being referred to herein as the “Partnership Entities”) executed and delivered the Fifth Amended and Restated Administrative Services Agreement, dated January 30, 2009 (the “Fifth ASA”), which amended and restated the Fourth Amended and Restated Administrative Services Agreement (as amended from time to time, the “Fourth ASA”).  EPCO and the Partnership Entities, including the Partnership, are controlled by Dan L. Duncan.  The Partnership’s relationships with EPCO, the Partnership Entities and Mr. Duncan are more fully described in the Partnership’s annual and quarterly reports filed with the SEC.

Both the Fourth and Fifth ASA govern administrative, management and operating services provided by EPCO to the Partnership Entities, and provides for reimbursement to EPCO from the Partnership Entities of all of EPCO's costs and expenses that are directly or indirectly related to the business or activities of the Partnership Entities.

The Fifth ASA amends Section 2.2 of the Fourth ASA to explicitly provide for the cash reimbursement by the Partnership to EPCO of distributions of cash or securities, if any,  made by TEPPCO Unit II L.P. to its Class B limited partner, Jerry E. Thompson, the CEO of the general partner of the Partnership.  As previously disclosed, EPCO formed TEPPCO Unit II L.P. to serve as an incentive arrangement for Mr. Thompson through a “profits interest” in common units of the Partnership.  The Fifth ASA also amends the Fourth ASA by extending the term under which EPCO provides services to the Partnership Entities from December 2010 to December 2013 and making other updating and conforming changes.

This report contains only a summary of certain amendments to and provisions of the Fifth ASA. The summary does not purport to be complete and is qualified by reference to the Fifth ASA, which is filed as an exhibit hereto.  The Fifth ASA contains representations, warranties and other provisions that were made, among other things, to provide the parties thereto with specified rights and obligations and to allocate risk among them, and such agreement should not be relied upon as constituting a description of the state of affairs of any of the parties thereto or any other person.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

10.1
Fifth Amended and Restated Administrative Services Agreement by and among EPCO, Inc., Enterprise Products Partners L.P., Enterprise Products Operating L.P., Enterprise Products GP, LLC, Enterprise Products OLPGP, Inc., Enterprise GP Holdings L.P., EPE Holdings, LLC, DEP Holdings, LLC, Duncan Energy Partners L.P., DEP OLPGP, LLC, DEP Operating Partnership L.P., TEPPCO Partners, L.P., Texas Eastern Products Pipeline Company, LLC, TE Products Pipeline Company, Limited Partnership, TEPPCO Midstream Companies, LLC, TCTM, L.P. and TEPPCO GP, Inc. dated January 30, 2009 (incorporated by reference to Exhibit 10.1 to Form 8-K filed by Enterprise Products Partners L.P. on February 5, 2009).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEPPCO Partners, L.P.
(Registrant)

By: Texas Eastern Products Pipeline Company, LLC
General Partner

Date: February 5, 2009	/s/ PATRICIA A. TOTTEN
Patricia A. Totten
Vice President,
General Counsel and
Secretary

Exhibit Index
Exhibit No.	Description

10.1
Fifth Amended and Restated Administrative Services Agreement by and among EPCO, Inc., Enterprise Products Partners L.P., Enterprise Products Operating L.P., Enterprise Products GP, LLC, Enterprise Products OLPGP, Inc., Enterprise GP Holdings L.P., EPE Holdings, LLC, DEP Holdings, LLC, Duncan Energy Partners L.P., DEP OLPGP, LLC, DEP Operating Partnership L.P., TEPPCO Partners, L.P., Texas Eastern Products Pipeline Company, LLC, TE Products Pipeline Company, Limited Partnership, TEPPCO Midstream Companies, LLC, TCTM, L.P. and TEPPCO GP, Inc. dated January 30, 2009 (incorporated by reference to Exhibit 10.1 to Form 8-K filed by Enterprise Products Partners L.P. on February 5, 2009).